Exhibit 99.1

For Immediate Release

Blue Ridge Bank Assists More Than

4,000 Small Businesses with 2021 PPP Loans

Two-Thirds of Round One PPP Loans Processed for Forgiveness

CHARLOTTESVILLE, Va., March 24, 2021 – Blue Ridge Bank, N.A. (the “Bank”), the national bank subsidiary of Blue Ridge Bankshares, Inc. (NYSE American: BRBS) has approved 4,039 Payment Protection Program (“PPP”) loans totaling $346,745,472 since January 11, 2021.

The average PPP loan amount per bank customer has been $85,849, with an estimated 900 loans totaling more than $63 million to restaurants, hotels, and other businesses in the hospitality industry.

“Nearly 40,000 people have been assisted by the Bank’s around-the-clock efforts,” said Brian K. Plum, President and Chief Executive Officer of Blue Ridge Bank. “The PPP loans are a critical lifeline for our customers and communities. The energy and commitment displayed by our team has allowed us to fund loans in as few as four days at a time when business owners need us the most.”

More than two-thirds, or 1,473, of the Bank’s issued First Draw PPP loans have been processed for forgiveness by the Small Business Administration (“SBA”) as of March 15, 2021. An additional 141 PPP loans have been submitted and are awaiting final approval from the SBA.

“Our SBA team has worked diligently since January to secure funding for our customers, working long days and weekends to process applications,” said Michael Knotts, Senior Vice President of Government Guaranteed Lending and Business Development at Blue Ridge Bank. “We’re proud of the fact that the PPP origination process did not slow down our efforts to process forgiveness applications from loans funded in 2020. We’ve also quickly adjusted to changes from the current administration for individuals utilizing Schedule C of tax returns for calculations, ensuring our customers have a seamless experience in spite of those changes.”

To learn more about applying for a PPP loan through Blue Ridge Bank, visit: https://www.mybrb.com/sba/

About Blue Ridge:

Blue Ridge Bankshares, Inc. is the holding company for Blue Ridge Bank, National Association. The Company, through its subsidiaries and affiliates, provides a wide range of financial services including retail and commercial banking, payroll, insurance, card payments, wholesale and retail mortgage lending, and government-guaranteed lending. The Company also provides investment and wealth management services and management services for personal and corporate trusts, including estate planning, and trust administration. Visit www.mybrb.com for more information.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.

The following factors, among others, could cause the Company’s financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (iii) the effects of the COVID-19 pandemic, including the adverse impact on the Company’s business and operations and on the Company’s customers which may result, among other things, in increased delinquencies, defaults, foreclosures and losses on loans; (iv) the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; (v) the Company’s management of risks inherent in its real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company’s collateral and its ability to sell collateral upon any foreclosure; (vi) changes in consumer spending and savings habits; (vii) technological and social media changes; (viii) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; (ix) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or the Company’s subsidiary bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (x) the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (xi) the impact of changes in laws, regulations and policies affecting the real estate industry; (xii) the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; (xiii) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xiv) the willingness of users to substitute competitors’ products and services for the Company’s products and services; (xv) the effect of acquisitions the Company may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions; (xvi) changes in the level of the Company’s nonperforming assets and charge-offs; (xvii) the Company’s involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; (xviii) potential exposure to fraud, negligence, computer theft and cyber-crime; (xix) the Company’s ability to pay dividends; (xx) the Company’s involvement as a participating lender in the PPP as administered through the SBA, (xxi) the businesses of the Company and Bay Banks of Virginia, Inc. (“Bay Banks”) after the recently completed merger may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (xxii) expected revenue synergies and cost savings from the Bay Banks merger may not be fully realized or realized within the expected timeframe; (xxiii) revenues following the Bay Banks merger may be lower than expected; (xxiv) customer and employee relationships and business operations may be disrupted by the Bay Banks merger; and (xxv) other risks and factors identified in the “Risk Factors” sections and elsewhere in documents the Company files from time to time with the SEC.

SOURCE: Blue Ridge Bankshares, Inc.

MEDIA CONTACT:

Jon Amar

jon@onwordstrategic.com

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